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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                 --------------


                                    FORM 8-K



                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



          Date of Report (Date of earliest event reported) June 15, 1998
                                                           -------------



                                THE GEON COMPANY
                                ----------------
             (Exact name of registrant as specified in its charter)

      Delaware                   1-11804                 34-1730488
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 (State or other                (Commission              (IRS Employer
 jurisdiction of                File Number)           Identification No.)
  incorporation)

            One Geon Center, Avon Lake, Ohio      44012
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        (Address of principal executive offices)     (Zip Code)



Registrant's telephone number, including area code  440-930-1001
                                                   --------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


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Item 5.  Other Events
---------------------

            The Geon Company today announced that second-quarter earnings will be lower than the previously estimated $0.40 to $0.45 per share. Geon anticipates earnings will be between $0.20 and $0.25 per share. First-quarter earnings were $0.25 per share. The Company cited an unsuccessful $0.03-per-pound increase scheduled for May and lower resin market prices as primary causes of the reduced earnings estimates.




Item 7(c).   Financial Statements, Pro Forma Financial Information and Exhibits
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Exhibit 99.1: Press Release of June 15, 1998



                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            THE GEON COMPANY



                                            By  /s/ Gregory L. Rutman
                                               ----------------------------
                                                      Secretary



Dated:  June 18, 1998